Exhibit 99.1

YUM! BRANDS, INC. PRICES $1.45 BILLION SECURITIZED NOTES

LOUISVILLE, KY — November 15, 2018 – Yum! Brands, Inc. (NYSE: YUM), the parent company of KFC, Pizza Hut and Taco Bell, today announced that it and certain affiliates have entered into a purchase agreement (the “Purchase Agreement”) under which a special purpose subsidiary of Taco Bell Corp. named Taco Bell Funding, LLC (the “Issuer”) has agreed to issue and sell $825 million of the Issuer’s Series 2018-1 4.318% Fixed Rate Senior Secured Notes, Class A-2-I (the “Series 2018-1 Class A-2-I Notes”) and $625 million of its Series 2018-1 4.940% Fixed Rate Senior Secured Notes, Class A-2-II (the “Series 2018-1 Class A-2-II Notes” and, together with the Class A-2-I Notes, the “Notes”).  Interest will be payable on the Notes quarterly.  The legal final maturity date of the Notes will be in November 2048, but the anticipated repayment dates of the Series 2018-1 Class A-2-I Notes and the Series 2018-1 Class A-2-II Notes will be in November 2023 and November 2028, respectively. The aggregate principal amount of Notes to be issued in the offering was increased to $1.45 billion from the previously announced $1.2 billion.

The Notes will be issued by the Issuer in a privately placed securitized transaction pursuant to the Purchase Agreement.  The Issuer owns substantially all of the U.S. franchising assets of Taco Bell and will use cash flows generated from these assets to make interest and principal payments on the Notes.

The Notes are the second series of notes issued by the Issuer.  The Issuer previously issued the Series 2016-1 Fixed Rate Senior Secured Notes, Class A-2-I (the “Series 2016-1 Class A-2-I Notes”), the Series 2016-1 Fixed Rate Senior Secured Notes, Class A-2-II (the “Series 2016-1 Class A-2-II Notes”) and the Series 2016-1 Fixed Rate Senior Secured Notes, Class A-2-III (the “Series 2016-1 Class A-2-III Notes”), and it entered into a purchase agreement under which it issued certain Series 2016-1 Class A-1 Notes which allowed the Issuer to borrow amounts from time to time on a revolving basis and which has since been terminated.  The Series 2016-1 Class A-2-I Notes will be repaid in full on November 28, 2018, and the Series 2016-1 Class A-2-II Notes and Series 2016-1 Class A-2-III Notes will remain outstanding.

The Issuer expects to use the proceeds of the Notes for repayment of the Series 2016-1 Class A-2-I Notes and certain outstanding indebtedness of Taco Bell’s affiliates. Any additional net proceeds will be used to pay certain transaction costs associated with the refinancing and general corporate purposes, and may also be used to return capital to shareholders of Yum! Brands, Inc.

Yum! Brands, Inc.  •  1900 Colonel Sanders Lane  •  Louisville, KY 40213

P: 502.874.8300  •  www.yum.com/investors

The closing of the sale of the Notes is expected on November 28, 2018, subject to the satisfaction of various closing conditions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security.  The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Yum! Brands, Inc., based in Louisville, Kentucky, has nearly 46,000 restaurants in more than 140 countries and territories and is one of the Aon Hewitt Top Companies for Leaders in North America.  In 2018, Yum! Brands was recognized as part of the inaugural Bloomberg Gender-Equality Index and ranked among the top 100 Best Corporate Citizens by Corporate Responsibility Magazine.  In 2017, Yum! Brands was named to the Dow Jones North America Index. The Company’s restaurant brands - KFC, Pizza Hut and Taco Bell - are the global leaders of the chicken, pizza and Mexican-style food categories.  Worldwide, the Yum! Brands system opens over seven new restaurants per day on average, making it a leader in global retail development.

This announcement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “will,” “should,” “forecast,” “outlook” or similar terminology.  These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct.  Forward-looking statements are neither predictions nor guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements.  We give no assurance that any of our expectations, estimates or projections will be achieved.  The forward-looking statements included in this announcement are only made as of the date of this announcement and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.  Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, and without limitation: food safety and food borne-illness issues; health concerns arising from outbreaks of viruses or other diseases; the success of our franchisees and licensees, and

Yum! Brands, Inc.  •  1900 Colonel Sanders Lane  •  Louisville, KY 40213

P: 502.874.8300  •  www.yum.com/investors

the success of our transformation initiatives, including our refranchising strategy; our significant exposure to the Chinese market; changes in economic and political conditions in countries and territories outside of the U.S. where we operate; our ability to protect the integrity and security of individually identifiable data of our customers and employees; our increasing dependence on digital commerce platforms and information technology systems; the impact of social media; our ability to secure and maintain distribution and adequate supply to our restaurants; the success of our development strategy in emerging markets; changes in commodity, labor and other operating costs; pending or future litigation and legal claims or proceedings; changes in or noncompliance with government regulations, including labor standards and anti-bribery or anti-corruption laws; tax legislation and other tax matters, including disagreements with taxing authorities; consumer preferences and perceptions of our brands; changes in consumer discretionary spending and general economic conditions; competition within the retail food industry; and risks relating to our significant amount of indebtedness.  In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements.  All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.  You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our Annual Report or Form 10-K) for additional detail about factors that could affect our financial and other results.

Analysts are invited to contact: Keith Siegner, Vice President, Investor Relations, Corporate Strategy and Treasurer, at 888/298-6986 or Kelly Knybel, Director, Investor Relations, at 888/298-6986.

Members of the media are invited to contact: Virginia Ferguson, Director, Public Relations, at 502/874-8200.

Yum! Brands, Inc.  •  1900 Colonel Sanders Lane  •  Louisville, KY 40213

P: 502.874.8300  •  www.yum.com/investors